UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number (811-05037)

Professionally Managed Portfolios
 (Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
 (Address of principal executive offices) (Zip code)

Elaine E. Richards
Professionally Managed Portfolios
c/o U.S. Bank Global Fund Services
2020 E. Financial Way, Ste. 100
Glendora, CA 91741
(Name and address of agent for service)

(626) 914-7363
Registrant's telephone number, including area code

Date of fiscal year end: September 30

Date of reporting period:  September 30, 2018

Item 1. Report to Stockholders.

TCM SMALL CAP GROWTH FUND

ANNUAL REPORT
TCM Small Cap Growth Fund

September 30, 2018

TCM SMALL CAP GROWTH FUND

Table of Contents

Performance Discussion	2
Performance	6
Fund Information	7
Schedule of Investments	8
Statement of Assets and Liabilities	11
Statement of Operations	12
Statements of Changes in Net Assets	13
Financial Highlights	14
Notes to Financial Statements	15
Report of Independent Registered Public Accounting Firm	22
Fund Expense Example	23
Approval of Investment Advisory Agreement	25
Trustees and Executive Officers	28
Additional Information	32
Privacy Notice	34

TCM SMALL CAP GROWTH FUND

PERFORMANCE DISCUSSION (Unaudited)

November 20, 2018

Dear Fellow Shareholder:

Thank you for your investment in the TCM Small Cap Growth Fund (the “Fund”).  This is the annual report to shareholders of the Fund, covering the fiscal year ended September 30, 2018.  The report includes a discussion of the factors that impacted the performance of the Fund for the period, as well as information on Fund expenses and holdings.  The report also contains the audited financial statements of the Fund and a Report of Independent Registered Public Accounting Firm.

In a repeat performance, the stock market extended its run of strong positive returns with the Russell 2000® Growth Index posting a 21.06% return for the fiscal year.  That streak was predicated on a continuation of positive leading economic indicators, tax reform early in 2018, ongoing regulatory relief and continuing low inflation.  And until October 2018, those tailwinds were sufficient to overcome concerns over the negative impact of tariff wars, signs of increased labor costs and high valuations.  Volatility during the fiscal year was relatively muted other than a brief spike in the first quarter.  While this report addresses the performance of the Fund for the one year ended September 30, 2018, as we write the stock market has experienced a significant sell off for start of the fourth quarter 2018, which is discussed briefly below.

The outperformance of the Fund versus its benchmark (26.09% v. 21.06%) was driven by very strong stock selection in the technology, industrials, healthcare and financials sectors.  The effect of the Fund’s sectors weights, which are driven primarily by our bottoms up stock selection process, was overall negative due to our overweight in energy and industrials and underweight in healthcare.  Cash was also a drag on returns in such a strong positive market.

Fiscal Year Performance Overview.  Quarterly returns and the total return for the one year ended September 30, 2018 for the Fund; the Russell 2000® Growth Index, the Fund’s benchmark; and the Lipper Small Cap Growth category average were:

	Small	Russell	Lipper Small
	Cap Fund	2000® Growth	Cap Growth
4th Quarter 2017	3.82%	4.59%	5.20%
1st Quarter 2018	1.79%	2.30%	3.13%
2nd Quarter 2018	9.63%	7.23%	8.69%
3rd Quarter 2018	8.84%	5.52%	7.53%
1 Year	26.09%	21.06%	27.32%

Longer term performance for the Fund is set forth in the chart and table that follows this letter.

Performance Attribution – Year in Review.  Below is a summary of performance attribution for each of the past four quarters.

TCM SMALL CAP GROWTH FUND

PERFORMANCE DISCUSSION (Unaudited) (Continued)

Fourth Quarter 2017.  In the fourth quarter, the Fed raised rates by 0.25% and signaled that the strength of the economy supported an estimated three additional hikes in 2018 despite the fact that inflation fell short of expectations.  The decrease in corporate tax rates under the recently adopted tax reform was meaningful to many small cap companies, which helped to contribute to a sector rotation in the fourth quarter, with industrial and energy stocks posting better returns and some profit taking occurring in the technology and healthcare sectors.  In that environment, the Fund lagged the benchmark based equally on stock selection and the effect of our sector weights.  In stock selection for the quarter, very positive selection in industrials, technology and energy was slightly offset by our selection in healthcare and consumer discretionary.  The slightly negative effect of our sector weights was attributable to an underweight to consumer discretionary (which rebounded after being weak all year) and an overweight to technology.

First Quarter 2018.  After a several year hiatus, volatility in the equity markets roared back to life during the first quarter as investors reacted to countervailing forces – significant tax cuts, positive earnings revisions, fluctuating interest rates, tariffs and trade war tensions, and a mega-cap technology sell off.  Additionally, domestic and geopolitical turmoil, including an uncertain trade landscape, Russian election meddling and the upcoming mid-term elections, resulted in an understandably choppy and nervous market.  Concerns over retaliatory tariffs by China only exacerbated the concerns that the pro-business and anti-regulatory gravy train had peaked and may be at risk.  During the first quarter, the only sectors in the Russell 2000 Growth Index to outperform the overall benchmark were technology and healthcare.  Our stock selection in the Fund was overall positive with strong selection in industrials, technology, financials and energy being offset somewhat by selection in materials and consumer discretionary.  However, the negative effect of our sector weights more than offset positive stock selection because of the Fund’s underweight to healthcare and overweight to energy.

Second Quarter 2018.  Small cap stocks outperformed larger cap stocks in the second quarter based on multiple tailwinds, including a strong domestic economy, the continued benefits of tax reform for smaller companies, which generally have higher marginal tax rates than larger companies, and a strong U.S. dollar, which hurts larger companies with exports that become more expensive as the dollar rises.  The blustering about tariffs also helped smaller cap stocks on a relative basis as trade wars are perceived, correctly or not, as affecting domestic companies to a lesser extent.  The Fund beat the benchmark for the quarter based on strong stock selection, which contributed over 300 basis points of outperformance driven by positive selection in healthcare, technology, industrials and consumer discretionary.  The net effect of our sector weights and cash levels offset some of that stock selection with the biggest detractor being cash in such a strong period.

TCM SMALL CAP GROWTH FUND

PERFORMANCE DISCUSSION (Unaudited) (Continued)

Third Quarter 2018.  Bolstered by the domestic economy, tax cuts and low inflation, U.S. stocks continued their run in the third quarter with large cap and small cap stocks posting all time record highs.  The Russell 2000 Growth Index was up 5.52% for the quarter with the healthcare and technology sectors being the top performers due to strong August performance from the fastest growing companies.  The index had been up 8.05% through August only to see a pullback in September of -2.34% as investors turned their attention to rising interest rates, valuation concerns and mid-term elections.  Active small cap growth managers, as represented by the Lipper Small Cap Growth average, did well versus the index for the quarter.  The Fund outperformed for the quarter based almost entirely on positive stock selection in healthcare, technology and financials. The effect of our sector weights was slightly positive due to an overweight to technology and an underweight to financials.

Top and Bottom Contributing Stocks.  The top and bottom five contributing stocks to absolute performance for the 2018 fiscal year were:

	Average	Contribution
Top Five	Weight (%)	to Returns (%)
Altair Engineering
(enterprise-class engineering software)	1.42	1.53
Trade Desk (cloud-based advertising platforms)	1.31	1.45
NovoCure (electric field cancer therapy)	0.67	1.37
Cavco (manufactured home design,
production and sales)	1.99	1.30
Ligand Pharmaceuticals, Inc.
(biopharmaceuticals)	1.52	1.17

	Average	Contribution
Bottom Five	Weight (%)	to Returns (%)
Acadia Healthcare Company
(psychiatric treatment facilities)	0.13	-0.73
Horizon Global Corp. (towing/trailer products)	0.25	-0.49
Ferroglobe (silicon-based metal alloys)	0.42	-0.40
Summit Materials (concrete construction materials)	1.23	-0.38
Liberty Expedia Holdings (on-line travel company)	0.67	-0.35

Some of the concerns we have focused on all year, such as inflationary pressures, valuation risk, and lofty momentum factors, came to the forefront by the end of September and have continued into October.  Our trimming of some positions based on valuation expansion was helpful for relative performance in the third quarter, although such timing is never perfect as some stocks continued to rise.  As we move through the current market cycle, we believe a focus on identifying quality growth stocks with sustainable valuations will be increasingly important.  The current

TCM SMALL CAP GROWTH FUND

PERFORMANCE DISCUSSION (Unaudited) (Continued)

earnings season has recently ended and stocks that had done very well year-to-date were punished if they didn’t meet or beat earnings and guidance expectations.  We wouldn’t be surprised to see a choppy market in the coming months as investors digest recent earnings and more importantly the outlook for 2019 earnings growth and interest rates, with an eye on how long this economic expansion can continue.  This debate will continue into year end, and mid-term election results will likely elevate uncertainty, creating a more volatile environment for equities.

Our charge remains the same, as it has for over 22 years, to focus on finding companies that can meet or beat their earnings expectations and own them when they have sustainable/rising valuations relative to the benchmark.  We again thank you for your support.

Sincerely,

Richard J. Johnson	Jeff B. Curtis
Chief Investment Officer	President

This material must be preceded or accompanied by a current prospectus. Please refer to the prospectus for important information about the Fund, including investment objectives, risks and expenses.

Past performance is no guarantee of future results.

This report reflects our views, opinions and portfolio holdings as of September 30, 2018, the end of the reporting period.  These views are subject to change at any time based on market and other conditions and we disclaim any responsibility to update these views.  The views should not be relied on as investment advice or an indication of trading intent on behalf of the Fund.

Fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security.  Please refer to the Schedule of Investments for a complete listing of Fund holdings.

Lipper Analytical Services, Inc. is an independent mutual fund research and ranking agency.  Each Lipper average represents a universe of funds with similar investment objectives. The Russell 2000® Growth Index is an unmanaged indices representing those Russell 2000® Index companies with higher price-to-book ratios and future projected earnings according to the Frank Russell Company.  One cannot invest directly in an index. The Global Industry Classification Standard (GICS®) sector and industry classifications were developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS® is a service mark of MSCI, Inc. and S&P and has been licensed for use by the Fund’s administrator, U.S. Bancorp Fund Services, LLC. A basis point equals 0.1%.

Mutual fund investing involves risk, principal loss is possible.  The Fund invests in smaller companies, which involve additional risks such as limited liquidity and greater volatility than large capitalization companies.  Investments in foreign securities involve greater volatility and political, economic and currency risks and differences in accounting methods. These risks are greater in emerging markets. Growth-oriented funds may underperform when value investing is in favor.

Quasar Distributors, LLC, Distributor

TCM SMALL CAP GROWTH FUND

VALUE OF $10,000 VS. RUSSELL 2000® GROWTH INDEX (Unaudited)

Average Annual Returns for the periods ended September 30, 2018

	One	Three	Five	Ten	Since Inception
	Year	Year	Year	Year	(10/1/2004)
TCM Small Cap Growth Fund	26.09%	21.13%	15.52%	12.49%	11.78%
Russell 2000® Growth Index	21.06%	17.98%	12.14%	12.65%	10.35%
Lipper Small Cap Growth Average	27.32%	18.73%	11.94%	12.82%	10.27%

This chart illustrates the performance of a hypothetical $10,000 investment made on October 1, 2004, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns reflect fee waivers in effect. In the absence of such waivers, total return would be reduced. The chart assumes reinvestment of capital gains, dividends, and return of capital, if applicable, for a fund and dividends for an index.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-800-536-3230.

TCM SMALL CAP GROWTH FUND

FUND INFORMATION at September 30, 2018 (Unaudited)

Basic Fund Facts
Ticker Symbol	TCMSX
Inception Date	10/1/04
Total Net Assets	$453 million
Total Operating Expenses(1)	0.96%

(1)
Tygh Capital Management, Inc. (the “Advisor”) has contractually agreed to reduce its fees and/or pay the Fund’s expenses (excluding interest expense in connection with investment activities, taxes, Acquired Fund Fees and Expenses and extraordinary expenses) in order to limit Total Annual Fund Operating Expenses to 0.95% of average net assets (the “Expense Cap”). The Expense Cap will remain in effect until at least January 31, 2019 and will continue for an indefinite period thereafter as determined by the Board. The Advisor is permitted to be reimbursed for fee reductions and/or expense payments made in the prior three years. This reimbursement may be requested if the aggregate amount actually paid by the Fund toward operating expenses for such period (taking into account any reimbursement) does not exceed lesser of the Expense Cap in place at the time of waiver or at the time of reimbursement. The Expense Cap may be terminated at any time by the Board of Trustees upon 60 days’ notice to the Advisor, or by the Advisor with the consent of the Board. The total operating expenses represents what investors have paid as of the prospectus dated January 29, 2018. Please see the Fund’s Financial Highlights for the most recent expense ratio.

Top Ten Holdings (% of net assets)
Kinsale Capital Group, Inc.	3.0%	Chart Industries, Inc.	2.3%
Strategic Education, Inc.	2.7%	MasTec, Inc.	2.3%
Cavco Industries, Inc.	2.4%	Skyline Champion Corp.	2.2%
Willscot Corp.	2.4%	H&E Equipment Services, Inc.	2.1%
Genesee & Wyoming, Inc. - Class A	2.3%	Altair Engineering, Inc. - Class A	1.9%

Sector Allocation (% of net assets)

(2) Cash equivalents and other assets in excess of liabilities.

TCM SMALL CAP GROWTH FUND

SCHEDULE OF INVESTMENTS at September 30, 2018

Shares		Value
COMMON STOCKS - 96.6%

Air Freight & Logistics - 1.8%
217,491	Air Transport Services
	Group, Inc.(1)	$4,669,532
59,095	Atlas Air Worldwide
	Holdings, Inc.(1)	3,767,306
		8,436,838
Auto Components - 2.0%
38,009	LCI Industries	3,147,145
300,565	Modine
	Manufacturing Co.(1)	4,478,418
17,913	Visteon Corp.(1)	1,664,118
		9,289,681
Automobiles - 0.8%
115,080	Winnebago
	Industries, Inc.	3,814,902

Banks - 0.7%
57,725	Western Alliance
	Bancorp(1)	3,283,975

Beverages - 1.0%
37,972	National
	Beverage Corp.(1)	4,428,295

Biotechnology - 4.1%
26,903	Ligand
	Pharmaceuticals, Inc.(1)	7,384,604
253,547	Natera, Inc.(1)	6,069,915
93,878	Repligen Corp.(1)	5,206,474
		18,660,993
Building Products - 0.1%
10,182	Patrick Industries, Inc.(1)	602,774

Chemicals - 0.8%
354,073	OMNOVA
	Solutions, Inc.(1)	3,487,619

Commercial Services & Supplies - 2.4%
155,798	Casella Waste Systems,
	Inc. - Class A(1)	4,839,086
55,579	MSA Safety, Inc.	5,915,829
		10,754,915
Communications Equipment - 2.2%
93,888	Lumentum
	Holdings, Inc.(1)	5,628,586
373,606	Viavi Solutions, Inc.(1)	4,236,692
		9,865,278
Construction & Engineering - 8.0%
117,307	Construction Partners,
	Inc. - Class A(1)	1,419,415
231,397	MasTec, Inc.(1)	10,331,876
93,008	Quanta Services, Inc.(1)	3,104,607
464,996	Sterling Construction
	Co., Inc.(1)	6,658,743
28,257	Valmont Industries, Inc.	3,913,594
622,428	Willscot Corp.(1)	10,674,640
		36,102,875
Diversified Consumer Services - 4.1%
53,913	Bright Horizons Family
	Solutions, Inc.(1)	6,353,108
88,657	Strategic Education, Inc.	12,148,669
		18,501,777
Electronic Equipment,
Instruments & Components - 0.7%
15,840	Littelfuse, Inc.	3,134,578

Energy Equipment & Services - 1.6%
135,598	Patterson-UTI
	Energy, Inc.	2,320,082
152,983	ProPetro
	Holding Corp.(1)	2,522,690
231,718	Superior Energy
	Services, Inc.(1)	2,256,933
		7,099,705
Health Care Equipment & Supplies - 5.4%
21,004	Heska Corp.(1)	2,379,963
154,864	Novocure Ltd.(1)	8,114,874
151,204	OraSure
	Technologies, Inc.(1)	2,336,102
75,197	Orthofix Medical, Inc.(1)	4,347,138
249,687	Wright Medical
	Group NV(1)	7,245,917
		24,423,994

The accompanying notes are an integral part of these financial statements.

TCM SMALL CAP GROWTH FUND

SCHEDULE OF INVESTMENTS at September 30, 2018 (Continued)

Shares		Value
COMMON STOCKS - 96.6% (Continued)

Health Care Providers & Services - 0.8%
35,235	LHC Group, Inc.(1)	$3,628,853

Health Care Technology - 3.1%
129,146	Evolent Health,
	Inc. - Class A(1)	3,667,746
241,754	HMS Holdings Corp.(1)	7,931,949
29,782	Tabula Rasa
	HealthCare, Inc.(1)	2,418,001
		14,017,696
Hotels, Restaurants & Leisure - 3.4%
83,808	Eldorado Resorts, Inc.(1)	4,073,069
60,907	Marriott Vacations
	Worldwide Corp.	6,806,357
137,086	Penn National
	Gaming, Inc.(1)	4,512,871
		15,392,297
Household Durables - 5.7%
43,808	Cavco Industries, Inc.(1)	11,083,424
86,515	Century
	Communities, Inc.(1)	2,271,019
80,747	Hooker Furniture Corp.	2,729,248
342,314	Skyline Champion Corp.	9,779,911
		25,863,602
Insurance - 3.0%
211,155	Kinsale Capital
	Group, Inc.	13,484,358

Internet & Direct Marketing Retail - 0.7%
70,400	Liberty Expedia Holdings,
	Inc. - Class A(1)	3,311,616

Internet Software & Services - 3.1%
40,230	Alteryx, Inc. - Class A(1)	2,301,558
75,250	Envestnet, Inc.(1)	4,586,488
47,713	The Trade Desk,
	Inc. - Class A(1)	7,200,369
		14,088,415
IT Services - 3.0%
76,129	Euronet Worldwide, Inc.(1)	7,629,648
29,041	WEX, Inc.(1)	5,830,271
		13,459,919
Leisure Products - 1.5%
101,139	Brunswick Corp.	6,778,336

Life Sciences Tools & Services - 6.0%
23,725	Bio-Rad Laboratories,
	Inc. - Class A(1)	7,425,688
28,747	Bio-Techne Corp.	5,867,550
37,577	Charles River Laboratories
	International, Inc.(1)	5,055,609
33,145	ICON PLC(1)	5,096,044
32,756	PRA Health
	Sciences, Inc.(1)	3,609,384
		27,054,275
Machinery - 6.4%
45,047	Albany International
	Corp. - Class A	3,581,237
171,077	Altra Industrial
	Motion Corp.	7,065,480
134,889	Chart Industries, Inc.(1)	10,565,855
74,425	Standex International
	Corp.	7,758,806
		28,971,378
Marine - 0.8%
42,646	Kirby Corp.(1)	3,507,633

Metals & Mining - 0.6%
73,022	Haynes
	International, Inc.	2,592,281

Oil, Gas & Consumable Fuels - 1.9%
149,493	Delek US Holdings, Inc.	6,342,988
64,059	Matador Resources Co.(1)	2,117,150
		8,460,138
Pharmaceuticals - 0.5%
122,663	Evolus, Inc.(1)	2,283,985

Professional Services - 0.8%
46,549	ASGN, Inc.(1)	3,674,113

Road & Rail - 2.3%
117,146	Genesee & Wyoming,
	Inc. - Class A(1)	10,659,115

The accompanying notes are an integral part of these financial statements.

TCM SMALL CAP GROWTH FUND

SCHEDULE OF INVESTMENTS at September 30, 2018 (Continued)

Shares		Value
COMMON STOCKS - 95.1% (Continued)

Semiconductors &
Semiconductor Equipment - 3.9%
221,191	Diodes, Inc.(1)	$7,363,448
593,233	Lattice Semiconductor
	Corp.(1)	4,745,864
28,398	Mellanox
	Technologies Ltd.(1)	2,085,833
19,851	MKS Instruments, Inc.	1,591,058
88,005	Tower
	Semiconductor Ltd.(1)	1,914,989
		17,701,192
Software - 10.6%
200,863	Altair Engineering,
	Inc. - Class A(1)	8,727,497
112,949	ForeScout
	Technologies, Inc.(1)	4,264,954
60,840	Nice Ltd. - ADR(1)	6,964,355
71,842	Pegasystems, Inc.	4,497,309
129,862	RealPage, Inc.(1)	8,557,906
71,900	Tableau Software,
	Inc. - Class A(1)	8,034,106
22,337	The Ultimate Software
	Group, Inc.(1)	7,196,758
		48,242,885
Specialty Retail - 0.7%
25,527	The Children’s
	Place, Inc.	3,262,351

Trading Companies & Distributors - 2.1%
249,100	H&E Equipment
	Services, Inc.	9,410,998
TOTAL COMMON STOCKS
(Cost $336,896,615)		437,733,635

EXCHANGE TRADED FUNDS: 0.7%
34,674	SPDR S&P Biotech	3,324,196
TOTAL EXCHANGE TRADED FUNDS
(Cost $2,023,366)		3,324,196

SHORT-TERM INVESTMENTS - 3.2%

Money Market Funds - 3.2%
14,705,581	Invesco Short-Term
	Investments Trust
	Government
	TaxAdvantage
	Portfolio - Institutional
	Class, 1.933%(2)	14,705,581
TOTAL SHORT-TERM INVESTMENTS
(Cost $14,705,581)		14,705,581

TOTAL INVESTMENTS
IN SECURITIES - 100.5%
(Cost $353,625,562)		455,763,412
Liabilities in Excess of
Other Assets - (0.5)%		(2,475,131)
TOTAL NET ASSETS - 100.0%		$453,288,281

ADR	American Depositary Receipt
(1)	Non-income producing security.
(2)	Seven-day yield as of September 30, 2018.

The accompanying notes are an integral part of these financial statements.

TCM SMALL CAP GROWTH FUND

STATEMENT OF ASSETS AND LIABILITIES at September 30, 2018

ASSETS
Investments in securities, at value (cost $353,625,562) (Note 2)	$455,763,412
Receivables:
Investment securities sold	585,519
Fund shares sold	1,452,501
Dividends and interest	89,921
Prepaid expenses	22,437
Total assets	457,913,790

LIABILITIES
Payables:
Fund shares redeemed	4,209,575
Investment advisory fees	302,727
Administration fees	45,479
Audit fees	26,500
Fund accounting fees	15,361
Custody fees	6,949
Transfer agent fees	3,803
Trustee fees	4,338
Chief Compliance Officer fees	1,500
Other accrued expenses	9,277
Total liabilities	4,625,509
NET ASSETS	$453,288,281
Net Asset Value (unlimited shares authorized):
Net assets	$453,288,281
Shares of beneficial interest issued and outstanding	11,119,974
Net asset value, offering and redemption price per share	$40.76

COMPONENTS OF NET ASSETS
Paid-in capital	$306,959,543
Total distributable earnings	146,328,738
Net assets	$453,288,281

The accompanying notes are an integral part of these financial statements.

TCM SMALL CAP GROWTH FUND

STATEMENT OF OPERATIONS For the Year Ended September 30, 2018

INVESTMENT INCOME
Income
Dividends	$1,371,641
Interest	175,669
Other income	1,132
Total investment income	1,548,442

EXPENSES
Investment advisory fees	3,241,193
Administration fees	256,155
Fund accounting fees	89,107
Custody fees	41,459
Audit fees	26,500
Transfer agent fees	22,688
Registration fees	22,180
Miscellaneous expenses	22,055
Trustees fees	17,156
Reports to shareholders	12,398
Chief Compliance Officer fees	9,000
Legal fees	7,030
Insurance expenses	3,471
Total expenses	3,770,392
Plus: prior year fees waived subject to recoupment	6,691
Net expenses	3,777,083
Net investment loss	(2,228,641)

REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain on investments	54,977,273
Change in net unrealized appreciation/depreciation on investments	42,967,123
Net realized and unrealized gain on investments	97,944,396
Net increase in net assets resulting from operations	$95,715,755

The accompanying notes are an integral part of these financial statements.

TCM SMALL CAP GROWTH FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	September 30, 2018	September 30, 2017
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS:
Net investment loss	$(2,228,641)	$(1,825,395)
Net realized gain on investments	54,977,273	66,460,598
Change in net unrealized appreciation/depreciation
on investments	42,967,123	12,839,840
Net increase in net assets
resulting from operations	95,715,755	77,475,043

DISTRIBUTIONS TO SHAREHOLDERS
Net dividends and distributions	(53,587,394)	—

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived
from net change in outstanding shares(1)	40,377,024	23,730,419
Total increase in net assets	82,505,385	101,205,462

NET ASSETS
Beginning of year	370,782,896	269,577,434
End of year	$453,288,281	$370,782,896

(1)	Summary of share transactions is as follows:

	Year Ended		Year Ended
	September 30, 2018		September 30, 2017
	Shares	Value	Shares	Value
Shares Sold	2,075,655	$76,080,996	2,624,770	$90,832,891
Shares issued in
reinvested of
distributions	1,624,161	53,581,067	—	—
Shares redeemed	(2,436,967)	(89,285,039)	(2,082,537)	(67,102,472)
Net increase	1,262,849	$40,377,024	542,233	$23,730,419

The accompanying notes are an integral part of these financial statements.

TCM SMALL CAP GROWTH FUND

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout each year

	Year Ended September 30,
	2018	2017	2016	2015	2014
Net asset value,
beginning of year	$37.62	$28.94	$31.00	$34.25	$39.38

INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(1)	(0.20)	(0.21)	(0.12)	(0.14)	(0.17)
Net realized and unrealized
gain on investments	8.74	8.89	2.60	1.96	3.91
Total from
investment operations	8.54	8.68	2.48	1.82	3.74

LESS DISTRIBUTIONS:
From net realized gain	(5.40)	—	(4.54)	(5.07)	(8.87)
Total distributions	(5.40)	—	(4.54)	(5.07)	(8.87)
Paid-in capital from
redemption fees(2)	—	—	— (3)	— (3)	— (3)
Net asset value, end of year	$40.76	$37.62	$28.94	$31.00	$34.25
Total return	26.09%	29.99%	8.42%	5.17%	10.09%

SUPPLEMENTAL DATA:
Net assets, end of year (millions)	$453.3	$370.8	$269.6	$254.2	$274.4
Portfolio turnover rate	126%	139%	134%	137%	149%

RATIOS OF EXPENSES TO AVERAGE NET ASSETS:
Before fees waived/recouped	0.93%	0.95%	0.95%	0.93%	0.92%
After fees waived/recouped	0.93%	0.95%	0.95%	0.93%	0.92%

RATIO OF NET INVESTMENT LOSS TO AVERAGE NET ASSETS:
Before fees waived/recouped	(0.55)%	(0.62)%	(0.44)%	(0.41)%	(0.46)%
After fees waived/recouped	(0.55)%	(0.62)%	(0.44)%	(0.41)%	(0.46)%

(1)	Calculated using average shares outstanding method.
(2)	Effective January 29, 2016 the 1.00% redemption fee was eliminated.
(3)	Does not round to $0.01 or $(0.01) per share, as applicable.

The accompanying notes are an integral part of these financial statements.

TCM SMALL CAP GROWTH FUND

NOTES TO FINANCIAL STATEMENTS – September 30, 2018

NOTE 1 – ORGANIZATION

The TCM Small Cap Growth Fund (the “Fund”) is a diversified series of shares of beneficial interest of Professionally Managed Portfolios (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies.” The Fund commenced operations on October 1, 2004.

The Fund’s investment objective is to seek long-term capital appreciation.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

A.
Security Valuation. All equity securities, which may include Real Estate Investment Trusts (“REITs”), Business Development Companies (“BDCs”), and Master Limited Partnerships (“MLPs”), that are traded on U.S. national or foreign securities exchanges, are valued either at the last reported sale price on the exchange on which the security is principally traded or the exchange’s official closing price, if applicable. If, on a particular day, an exchange-traded security does not trade, then the mean between the most recent quoted bid and asked prices will be used. All equity securities which may include REITs, BDCs and MLPs that are not traded on a listed exchange are valued at the last sale price in the over-the-counter market. If a non-exchange traded security does not trade on a particular day, then the mean between the last quoted closing bid and asked price will be used.

Securities for which quotations are not readily available are valued at their respective fair values as determined in good faith by the Valuation Committee. When a security is “fair valued,” consideration is given to the facts and circumstances relevant to the particular situation, including a review of various factors set forth in the pricing procedures adopted by the Board of Trustees. Fair value pricing is an inherently subjective process, and no single standard exists for determining fair value. Different funds could reasonably arrive at different values for the same security. The use of fair value pricing by a fund may cause the net asset value of its shares to differ significantly from the net asset value that would be calculated without regard to such considerations.

As described above, the Fund utilizes various methods to measure the fair value of its investments on a recurring basis. U.S. GAAP establishes a

TCM SMALL CAP GROWTH FUND

NOTES TO FINANCIAL STATEMENTS – September 30, 2018 (Continued)

hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 –
Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following is a summary of the inputs used to value the Fund’s investments as of September 30, 2018. See the Schedule of Investments for the industry breakout.

	Level 1	Level 2	Level 3	Total
Common Stocks	$437,733,635	$—	$—	$437,733,635
Exchange Traded Funds	3,324,196	—	—	3,324,196
Short-Term Investments	14,705,581	—	—	14,705,581
Total Investments
in Securities	$455,763,412	$—	$—	$455,763,412

TCM SMALL CAP GROWTH FUND

NOTES TO FINANCIAL STATEMENTS – September 30, 2018 (Continued)

B.
Federal Income Taxes. The Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. Therefore, no provision for federal income taxes or excise taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, the Fund intends to declare as dividends in each calendar year at least 98.0% of its net investment income (earned during the calendar year) and at least 98.2% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts, if any, from prior years.

Net capital losses incurred after October 31 and net investment losses incurred after December 31, and within the taxable year are deemed to arise on the first business day of the Fund’s next taxable year. As of September 30, 2018, the Fund had no late year losses and no post October losses. As of September 30, 2018, there were no Capital Loss Carryovers for the Fund.

As of September 30, 2018, the Fund did not have any tax positions that did not meet the threshold of being sustained by the applicable tax authority. Generally, tax authorities can examine all the tax returns filed for the last three years. The Fund identifies its major tax jurisdiction as U.S. Federal and the Commonwealth of Massachusetts; however the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially.

C.
Security Transactions and Investment Income. Investment securities transactions are accounted for on the trade date. Gains and losses realized on sales of securities are determined on a specific identification basis. Discounts/premiums on debt securities purchased are accreted/amortized over the life of the respective securities using the effective interest method. Dividend income is recorded on the ex-dividend date. Dividends received from REITs generally are comprised of ordinary income, capital gains and may include return of capital. Interest income is recorded on an accrual basis. Other non-cash dividends are recognized as investment income at the fair value of the property received. Withholding taxes on foreign dividends have been provided for in accordance with the Trust’s understanding of the applicable country’s tax rules and rates.

D.
Distributions to Shareholders. Distributions to shareholders from net investment income and net realized gains on securities for the Fund normally are declared and paid on an annual basis. Distributions are recorded on the ex-dividend date.

TCM SMALL CAP GROWTH FUND

NOTES TO FINANCIAL STATEMENTS – September 30, 2018 (Continued)

E.
Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amount of revenue and expenses during the reporting period. Actual results could differ from those estimates.

F.
Share Valuation. The net asset value (“NAV”) per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash and other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding, rounded to the nearest cent. The Fund’s shares will not be priced on the days on which the New York Stock Exchange is closed for trading. The offering and redemption price is equal to the Fund’s NAV per share. The Fund charged a 1.00% redemption fee on shares held less than 60 days; however, effective January 29, 2016, the redemption fee was eliminated. This fee was deducted from the redemption proceeds otherwise payable to the shareholder. The Fund retained the fee charged as paid-in capital and such fees became part of the Fund’s daily NAV calculation.

G.
Guarantees and Indemnifications. In the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

H.
Reclassification of Capital Accounts. Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. These differences are primarily due to prior year equalization and net operating loss. For the year ended September 30, 2018, the following adjustments were made:

Distributable	Paid-In
Earnings	Capital
$(5,099,830)	$5,099,830

I.
Recently Issued Accounting Pronouncements. In March 2017, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2017-08, Receivables— Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities. The amendments in ASU No. 2017-08 shorten the amortization period for certain callable debt securities, held at a premium, to be amortized to the earliest call date. ASU No. 2017-08 does not require an accounting

TCM SMALL CAP GROWTH FUND

NOTES TO FINANCIAL STATEMENTS – September 30, 2018 (Continued)

change for securities held at a discount; which continues to be amortized to maturity. ASU No. 2017-08 is effective for ﬁscal years and interim periods within those ﬁscal years beginning after December 15, 2018. Management is currently evaluating the impact, if any, of applying this provision.

In August 2018, the FASB issued ASU No. 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement, which changes the fair value measurement disclosure requirements of Topic 820.  The amendments in ASU No. 2018-13 are the result of a broader disclosure project called FASB Concept Statement, Conceptual Framework for Financial Reporting—Chapter 8: Notes to Financial Statements.  The objective and primary focus of the project are to improve the effectiveness of disclosures in the notes to the financial statements by facilitating clear communication of the information required by GAAP that is most important to users of the financial statements.  ASU No. 2018-13 is effective for all entities for fiscal years beginning after December 15, 2019, including interim periods therein.  Early adoption is permitted for any eliminated or modified disclosures upon issuance of ASU No. 2018-13.  Management has chosen to early adopt the eliminated or modified disclosures for the year ended September 30, 2018.

J.
Subsequent Events. In preparing these financial statements, the Fund has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued. Effective November 1, 2018, Kathleen T. Barr has been appointed by the Board of Trustees of the Trust to serve as an Independent Trustee.

NOTE 3 – COMMITMENTS AND OTHER RELATED PARTY TRANSACTIONS

Tygh Capital Management, Inc. (the “Advisor”), provides the Fund with investment management services under an Investment Advisory Agreement (the “Agreement”). Under the Agreement, the Advisor furnishes all investment advice, office space, certain administrative services, and provides most of the personnel needed by the Fund. As compensation for its services, the Advisor is entitled to a monthly fee at the annual rate of 0.80% based upon the average daily net assets of the Fund. The amount of investment advisory fees incurred by the Fund for the year ended September 30, 2018 is disclosed in the Statement of Operations. The investment advisory fees incurred are paid monthly to the Advisor, net of any monthly waiver or reimbursement discussed below.

The Advisor has contractually agreed to limit the Fund’s annual ratio of expenses to 0.95% of the Fund’s average daily net assets. The Operating Expenses Limitation Agreement has an indefinite term and may be terminated at any time, and without

TCM SMALL CAP GROWTH FUND

NOTES TO FINANCIAL STATEMENTS – September 30, 2018 (Continued)

payment of any penalty, by the Board of Trustees of the Trust, on behalf of the Fund, upon sixty (60) days’ written notice to the Advisor. Any fees waived and/or any Fund expenses absorbed by the Advisor pursuant to an agreed upon expense cap shall be reimbursed by the Fund to the Advisor, if so requested by the Advisor, any time before the end of the third year following the period to which the fee waiver and/or expense absorption relates, provided the aggregate amount of the Fund’s current operating expenses for such period does not exceed the lesser expense cap in place at the time of waiver or at the time of reimbursement. The Fund must pay its current ordinary operating expenses before the Advisor is entitled to any reimbursements of fees and/or expenses. Any such reimbursement is also contingent upon Board of Trustees review and approval. Amounts due from the Advisor are paid monthly to the Fund, if applicable. For the year ended September 30, 2018, the Advisor did not waive any fees or reimburse expenses.

U.S. Bancorp Fund Services, LLC (“Fund Services”), doing business as U.S. Bank Global Fund Services, serves as the Fund’s administrator, fund accountant and transfer agent. In those capacities Fund Services maintains the Fund’s books and records, calculates the Fund’s NAV, prepares various federal and state regulatory filings, coordinates the payment of fund expenses, reviews expense accruals and prepares materials supplied to the Board of Trustees. The Officers of the Trust and the Chief Compliance Officer are also employees of Fund Services. Fees paid by the Fund to Fund Services for these services for the year ended September 30, 2018, are disclosed in the Statement of Operations.

Quasar Distributors, LLC (the “Distributor”) acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares. U.S. Bank N.A. serves as custodian to the Fund. Both the Distributor and U.S. Bank N.A. are affiliates of Fund Services.

NOTE 4 – PURCHASES AND SALES OF SECURITIES

For the year ended September 30, 2018, the cost of purchases and proceeds from the sales or maturities of securities, excluding short-term investments, were $490,135,968 and $493,293,123, respectively.

There were no purchases or sales of long-term U.S. Government securities for the year ended September 30, 2018.

TCM SMALL CAP GROWTH FUND

NOTES TO FINANCIAL STATEMENTS – September 30, 2018 (Continued)

NOTE 5 – DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the year ended September 30, 2018, and the year ended September 30, 2017, were as follows:

Distributions paid from:	September 30, 2018	September 30, 2017
Net investment income	$9,963,507	$—
Long-term capital gain	43,623,887	—

As of September 30, 2018, the components of accumulated earnings/(losses) on a tax basis were as follows:

Cost of investments(1)	$355,001,350
Gross tax unrealized appreciation	110,538,816
Gross tax unrealized depreciation	(9,776,754)
Net tax unrealized appreciation	100,762,062
Undistributed ordinary income	26,835,184
Undistributed long-term capital gain	18,731,492
Total distributable earnings	45,566,676
Other accumulated gain (loss)	—
Total accumulated gain	$146,328,738

(1)	The difference between book and tax-basis unrealized appreciation was attributable primarily to the treatment of wash sales.

NOTE 6 – CREDIT FACILITY

U.S. Bank N.A. has made available to the Fund a credit facility pursuant to a separate Loan and Security Agreement for temporary or extraordinary purposes. During the year ended September 30, 2018, the Fund did not draw on its line of credit. Credit facility activity for the year ended September 30, 2018, was as follows:

Maximum available credit	$20,000,000
Largest amount outstanding on an individual day	—
Average daily loan outstanding	—
Credit facility outstanding as of September 30, 2018	—
Average interest rate	—

TCM SMALL CAP GROWTH FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of TCM Small Cap Growth Fund and
The Board of Trustees of Professionally Managed Portfolios

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of TCM Small Cap Growth Fund (the “Fund”), a series of Professionally Managed Portfolios, including the schedule of investments, as of September 30, 2018, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of September 30, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the auditor of one or more of the funds in the Trust since 1995.

We conducted our audits in accordance with the standards of the PCAOB.   Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2018 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
November 29, 2018

TCM SMALL CAP GROWTH FUND

EXPENSE EXAMPLE For the Six Months Ended September 30, 2018 (Unaudited)

As a shareholder of the Fund, you incur ongoing costs, including investment advisory fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (4/1/18 – 9/30/18).

Actual Expenses

The first line of the following table provides information about actual account values based on actual returns and actual expenses. Although the Fund charges no sales load or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent. If you request that a redemption be made by wire transfer, currently, a $15.00 fee is charged by the Fund’s transfer agent. To the extent the Fund invests in shares of other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Fund invests in addition to the expenses of the Fund. Actual expenses of the underlying funds are expected to vary among the various underlying funds. These expenses are not included in the example. The example includes, but is not limited to, investment advisory fees, fund accounting, fund administration, custody and transfer agent fees. However, the example does not include portfolio trading commissions and related expenses, interest expense or dividends on short positions taken by the Fund. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

TCM SMALL CAP GROWTH FUND

EXPENSE EXAMPLE For the Six Months Ended September 30, 2018 (Unaudited) (Continued)

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During the Period
	4/1/18	9/30/18	4/1/18 – 9/30/18(1)
Actual	$1,000.00	$1,193.20	$5.11
Hypothetical (5% return
before expenses)	$1,000.00	$1,020.41	$4.71

(1)
Expenses are equal to the Fund’s annualized expense ratio for the most recent six-month period of 0.93% (reflecting fee recoupments in effect) multiplied by the average account value over the period multiplied by 183/365 (to reflect one-half year period).

TCM SMALL CAP GROWTH FUND

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited)

At a meeting held on August 22, 2018, the Board (which is comprised of five persons all of whom are Independent Trustees as defined under the Investment Company Act) considered and approved the continuance of the Investment Advisory Agreement (the “Advisory Agreement”) between Professionally Managed Portfolios (the “Trust”) and Tygh Capital Management, Inc. (the “Advisor”) for the TCM Small Cap Growth Fund (the “Fund”).  At this meeting and at a prior meeting held on May 30-31, 2018, the Board received and reviewed substantial information regarding the Fund, the Advisor and the services provided by the Advisor to the Fund under the Advisory Agreement.  This information, together with the information provided to the Board throughout the course of the year, formed the primary (but not exclusive) basis for the Board’s determinations.  Below is a summary of the factors considered by the Board and the conclusions that formed the basis for the Board’s approval of the continuance of the Advisory Agreement:

1.
The nature, extent and quality of the services provided and to be provided by the Advisor under the Advisory Agreement.  The Trustees considered the nature, extent and quality of the Advisor’s overall services provided to the Fund as well as its specific responsibilities in all aspects of day-to-day investment management of the Fund.  The Board considered the qualifications, experience and responsibilities of the portfolio manager, as well as the responsibilities of other key personnel of the Advisor involved in the day-to-day activities of the Fund.  The Board also considered the resources and compliance structure of the Advisor, including information regarding its compliance program, its chief compliance officer and the Advisor’s compliance record, as well as the Advisor’s cybersecurity program and business continuity plan.  The Board also considered the prior relationship between the Advisor and the Trust, as well as the Board’s knowledge of the Advisor’s operations, and noted that during the course of the prior year they had met with the Advisor via video conference to discuss fund performance and investment outlook, as well as, various marketing and compliance topics, including the Advisor’s risk management process.  The Board concluded that the Advisor had the quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the Advisory Agreement and that the nature, overall quality and extent of such management services are satisfactory.

2.
The Fund’s historical performance and the overall performance of the Advisor.  In assessing the quality of the portfolio management delivered by the Advisor, the Board reviewed the short-term and long-term performance of the Fund on both an absolute basis, and in comparison to its peer funds utilizing Morningstar classifications and appropriate securities benchmarks,

TCM SMALL CAP GROWTH FUND

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited) (Continued)

all for periods ended March 31, 2018.  While the Board considered both short-term and long-term performance, it placed greater emphasis on longer term performance.  When reviewing the Fund’s performance against its comparative peer group universe, the Board took into account that the investment objective and strategy of the Fund, as well as its level of risk tolerance, may differ significantly from funds in the peer universe.

The Board noted that the Fund outperformed its peer group median for the one-year, three-year and five-year periods and underperformed for the ten-year period. The Board also considered the performance of the TCM Small Cap Growth Fund against its broad-based securities market benchmark, noting it underperformed for the one-year and ten-year periods and outperformed for the three-year and five-year periods. The Board also considered the Fund’s slight underperformance compared to the Advisor’s small cap composite for the one-year and three-year periods and slight outperformance for the five-year and ten-year periods ended March 31, 2018 and the reasons given by the Advisor for such differences.

3.
The costs of the services provided by the Advisor and the structure of the Advisor’s fees under the Advisory Agreement.  In considering the advisory fee and total fees and expenses of the Fund, the Board reviewed comparisons to the peer funds and similarly managed separate accounts for other types of clients advised by the Advisor, as well as all expense waivers and reimbursements.  When reviewing fees charged to other similarly managed accounts, the Board took into consideration the type of account and the differences in the management of that account that might be germane to the difference, if any, in the fees charged to such accounts.  The Trustees noted that the fees charged to the Fund were generally in line with the fees charged by the Advisor to its similarly managed separate account clients.

The Board noted that the Advisor had contractually agreed to maintain an annual expense ratio of 0.95% for the Fund (the “Expense Cap”), but was currently operating below this level.  The Board noted that the Fund’s advisory fee and net expense ratio were lower than those of its peer group median and average.  The Board concluded that the fees paid to the Advisor were fair and reasonable in light of the comparative performance and advisory fee information.

4.
Economies of Scale.  The Board also considered whether economies of scale were being realized by the Advisor that should be shared with shareholders.  The Board noted that the Advisor has contractually agreed to reduce its advisory fees or reimburse Fund expenses so that the Fund does not exceed its

TCM SMALL CAP GROWTH FUND

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited) (Continued)

specified Expense Cap.  The Board also noted the Fund’s annual expense ratio is currently operating slightly under the Expense Cap.  The Board noted that at current asset levels, it did not appear that there were additional significant economies of scale being realized by the Advisor that should be shared with shareholders and concluded that it would continue to monitor economies of scale in the future as circumstances changed and assuming asset levels increase.

5.
The profits to be realized by the Advisor and its affiliates from their relationship with the Fund.  The Board reviewed the Advisor’s financial information and took into account both the direct benefits and the indirect benefits to the Advisor from advising the Fund.  The Board considered the profitability to the Advisor from its relationship with the Fund and considered any additional benefits derived by the Advisor from its relationship with the Fund, particularly benefits received in exchange for “soft dollars” paid to the Advisor.  After such review, the Board determined that the profitability to the Advisor with respect to the Advisory Agreement was not excessive, and that the Advisor had maintained adequate profit levels to support the services it provides to the Fund.

No single factor was determinative of the Board’s decision to approve the continuance of the Advisory Agreement, but rather the Board based its determination on the total combination of information available to them.  Based on a consideration of all the factors in their totality, the Board determined that the advisory arrangement with the Advisor, including the Fund’s advisory fee, was fair and reasonable.  The Board therefore determined that the continuation of the Advisory Agreement would be in the best interests of the Fund and its shareholders.

TCM SMALL CAP GROWTH FUND

TRUSTEES AND EXECUTIVE OFFICERS (Unaudited)

The Board is responsible for the overall management of the Trust, including general supervision and review of the investment activities of the Fund.  The Board, in turn, elects the officers of the Trust, who are responsible for the day-to-day operations of the Trust and its separate series.  The current Trustees and executive officers of the Trust, their birth dates, positions with the Trust, terms of office with the Trust and length of time served, their principal occupations during the past five years and other directorships are set forth in the table below.

Number of
		Term		Portfolios	Other
		of Office		in Fund	Directorships
	Position	and Length	Principal	Complex(2)	Held During
Name, Address	with the	of Time	Occupation During	Overseen	the Past
and Age	Trust(1)	Served	Past Five Years	by Trustees	5 Years

Independent Trustees of the Trust(1)

Kathleen T. Barr	Trustee	Indefinite	Former owner of a	1	Independent
(born 1955)		Term;	registered investment		Trustee for the
c/o U.S. Bancorp		Since	adviser, Productive		William Blair
Fund Services, LLC		November	Capital Management,		Funds (2013
2020 E. Financial Way		2018.	Inc.; formerly, Chief		to present)
Suite 100			Administrative Officer,		(21 series);
Glendora, CA 91741			Senior Vice President		Independent
			and Senior Managing		Trustee for the
			Director of Allegiant		AmericaFirst
			Asset Management		Quantitative
			Company (merged with		Funds (2012
			PNC Capital Advisors,		to 2016).
LLC in 2009); formerly,
Chief Administrative
Officer, Chief Compliance
Officer and Senior Vice
President of PNC Funds
and PNC Advantage Funds
(f/k/a Allegiant Funds)
(registered investment
companies).

TCM SMALL CAP GROWTH FUND

TRUSTEES AND EXECUTIVE OFFICERS (Unaudited) (Continued)

Number of
		Term		Portfolios	Other
		of Office		in Fund	Directorships
	Position	and Length	Principal	Complex(2)	Held During
Name, Address	with the	of Time	Occupation During	Overseen	the Past
and Age	Trust(1)	Served	Past Five Years	by Trustees	5 Years
Dorothy A. Berry	Chairman	Indefinite	Formerly, President,	1	Director,
(born 1943)	and	Term;	Talon Industries, Inc.		PNC Funds
c/o U.S. Bancorp	Trustee	Since	(business consulting);		(23 series),
Fund Services, LLC		May	formerly, Executive Vice		PNC
2020 E. Financial Way		1991.	President and Chief		Advantage
Suite 100			Operating Officer,		Funds
Glendora, CA 91741			Integrated Asset		(1 series).
Management
(investment adviser
and manager) and
formerly, President,
Value Line, Inc.
(investment advisory
and financial
publishing firm).

Wallace L. Cook	Trustee	Indefinite	Investment Consultant;	1	Trustee, The
(born 1939)		Term;	formerly, Chief Executive		Dana
c/o U.S. Bancorp		Since	Officer, Rockefeller		Foundation.
Fund Services, LLC		May	Trust Co., (prior thereto
2020 E. Financial Way		1991.	Senior Vice President),
Suite 100			and Managing Director,
Glendora, CA 91741			Rockefeller & Co.
(Investment Manager
and Financial Advisor);
formerly, Senior Vice
President, Norton
Simon, Inc. (international
consumer products
conglomerate.)

TCM SMALL CAP GROWTH FUND

TRUSTEES AND EXECUTIVE OFFICERS (Unaudited) (Continued)

Number of
		Term		Portfolios	Other
		of Office		in Fund	Directorships
	Position	and Length	Principal	Complex(2)	Held During
Name, Address	with the	of Time	Occupation During	Overseen	the Past
and Age	Trust(1)	Served	Past Five Years	by Trustees	5 Years
Eric W. Falkeis	Trustee	Indefinite	Chief Executive Officer,	1	Former
(born 1973)		Term;	Tidal ETF Services Co.		Interested
c/o U.S. Bancorp		Since	(2018-present); formerly,		Trustee,
Fund Services, LLC		September	Chief Operating Officer,		Direxion
2020 E. Financial Way		2011.	Direxion Funds (2013-		Funds
Suite 100			2018); formerly, Senior		(22 series),
Glendora, CA 91741			Vice President and Chief		Direxion
			Financial Officer (and		Shares ETF
			other positions),		Trust
			U.S. Bancorp Fund		(112 series)
			Services, LLC.		and Direxion
Insurance
Trust
(2013 – 2018).

Carl A. Froebel	Trustee	Indefinite	Formerly, President and	1	None.
(born 1938)		Term;	Founder, National
c/o U.S. Bancorp		Since	Investor Data Services,
Fund Services, LLC		May	Inc. (investment related
2020 E. Financial Way		1991.	computer software).
Suite 100
Glendora, CA 91741

Steven J. Paggioli	Trustee	Indefinite	Consultant, since	1	Independent
(born 1950)		Term;	July 2001; formerly,		Trustee, AMG
c/o U.S. Bancorp		Since	Executive Vice		Funds
Fund Services, LLC		May	President, Investment		(61 series);
2020 E. Financial Way		1991.	Company Administration,		Advisory
Suite 100			LLC (mutual fund		Board
Glendora, CA 91741			administrator).		Member,
Sustainable
Growth
Advisers, LP;
Independent
Director,
Chase
Investment
Counsel.

TCM SMALL CAP GROWTH FUND

TRUSTEES AND EXECUTIVE OFFICERS (Unaudited) (Continued)

Number of
		Term		Portfolios	Other
		of Office		in Fund	Directorships
	Position	and Length	Principal	Complex(2)	Held During
Name, Address	with the	of Time	Occupation During	Overseen	the Past
and Age	Trust(1)	Served	Past Five Years	by Trustees	5 Years

Officers of the Trust

Elaine E. Richards	President	Indefinite	Senior Vice	Not	Not
(born 1968)		Term;	President and Legal	Applicable.	Applicable.
c/o U.S. Bancorp		Since	Compliance Officer,
Fund Services, LLC		March	U.S. Bancorp Fund
2020 E. Financial Way		2013.	Services, LLC,
Suite 100	Secretary	Indefinite	since July 2007.
Glendora, CA 91741		Term;
Since
February
2008.

Aaron J. Perkovich	Vice	Indefinite	Vice President,	Not	Not
(born 1973)	President	Term;	U.S. Bancorp Fund	Applicable.	Applicable.
c/o U.S. Bancorp		Since	Services, LLC,
Fund Services, LLC		March	since June 2006.
615 East Michigan St.		2017.
Milwaukee, WI 53202	Treasurer	Indefinite
Term;
Since
August
2016.

Melissa Breitzman	Assistant	Indefinite	Assistant Vice	Not	Not
(born 1983)	Treasurer	Term;	President, U.S.	Applicable.	Applicable.
c/o U.S. Bancorp		Since	Bancorp Fund
Fund Services, LLC		August	Services, LLC
615 East Michigan St.		2016.	since June 2005.
Milwaukee, WI 53202

Craig Benton	Assistant	Indefinite	Assistant Vice	Not	Not
(born 1985)	Treasurer	Term;	President, U.S.	Applicable.	Applicable.
c/o U.S. Bancorp		Since	Bancorp Fund
Fund Services, LLC		August	Services, LLC
615 East Michigan St.		2016.	since November
Milwaukee, WI 53202			2007.

TCM SMALL CAP GROWTH FUND

TRUSTEES AND EXECUTIVE OFFICERS (Unaudited) (Continued)

Number of
		Term		Portfolios	Other
		of Office		in Fund	Directorships
	Position	and Length	Principal	Complex(2)	Held During
Name, Address	with the	of Time	Occupation During	Overseen	the Past
and Age	Trust(1)	Served	Past Five Years	by Trustees	5 Years
Cory Akers	Assistant	Indefinite	Assistant Vice	Not	Not
(born 1978)	Treasurer	Term;	President, U.S.	Applicable.	Applicable.
c/o U.S. Bancorp		Since	Bancorp Fund
Fund Services, LLC		August	Services, LLC
615 East Michigan St.		2017.	since October 2006.
Milwaukee, WI 53202

Donna Barrette	Chief	Indefinite	Senior Vice	Not	Not
(born 1966)	Compliance	Term;	President and	Applicable.	Applicable.
c/o U.S. Bancorp	Officer	Since	Compliance Officer,
Fund Services, LLC		July	U.S. Bancorp Fund
615 East Michigan St.		2011.	Services, LLC since
Milwaukee, WI 53202	Anti-Money	Indefinite	August 2004.
	Laundering	Term;
	Officer	Since
July
2011.
	Vice	Indefinite
	President	Term;
Since
July
2011.

(1)	All Trustees of the Trust are not “interested persons” of the Trust as defined under the 1940 Act (“Independent Trustees”)
(2)
The Trust is comprised of numerous series managed by unaffiliated investment advisers. The term “Fund Complex” applies only to the Fund. The Fund does not hold itself out as related to any other series within the Trust for purposes of investment and investor services, nor does it share the same investment advisor with any other series.

TCM SMALL CAP GROWTH FUND

QUALIFIED DIVIDEND INCOME/DIVIDENDS RECEIVED DEDUCTION (Unaudited)

For the year ended September 30, 2018, certain dividends paid by the Fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003 and the Tax Cuts and Jobs Act of 2017.

The percentage of dividends declared from ordinary income designated as qualified dividend income for the year ended September 30, 2018 was 4.78%.

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the year ended September 30, 2018 was 4.76%.

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distribution under Internal Revenue Section 871(k)(2)(c) for the year ended September 30, 2018 was 100.00%.

INFORMATION ABOUT PROXY VOTING (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 536-3230 or by accessing the Fund’s website at www.tyghcap.com. Furthermore, you can obtain the description on the SEC’s website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12 months ending June 30 is available without charge, upon request, by calling (800) 536-3230 or by accessing the SEC’s website at www.sec.gov.

INFORMATION ABOUT THE PORTFOLIO HOLDINGS (Unaudited)

The Fund files its complete schedule of portfolio holdings for its first and third fiscal quarters with the SEC on Form N-Q. The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. Information on the operation of the Public Reference Room may be obtained  by calling (800) SEC-0330.  The Fund’s Form N-Q is available without charge, upon request, by calling (800) 536-3230. Furthermore, you can obtain the Form N-Q on the SEC’s website at www.sec.gov.

TCM SMALL CAP GROWTH FUND

INFORMATION ABOUT HOUSEHOLDING (Unaudited)

In an effort to decrease costs, the Fund will reduce the number of duplicate prospectuses, proxy statements and annual and semi-annual reports that you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders the Transfer Agent reasonably believes are from the same family or household. Please call the Transfer Agent toll free at (800) 536-3230 to request individual copies of these documents. The Fund will begin sending individual copies 30 days after receiving your request. This policy does not apply to account statements.

INFORMATION ABOUT THE FUND’S TRUSTEES (Unaudited)

The Statement of Additional Information (“SAI”) includes additional information about the Fund’s Trustees and is available without charge, upon request, by calling (800) 536-3230. Furthermore, you can obtain the SAI on the SEC’s website at www.sec.gov or the Fund’s website at www.tyghcap.com.

TCM SMALL CAP GROWTH FUND

PRIVACY NOTICE

The Fund collects non-public information about you from the following sources:

• Information we receive about you on applications or other forms;

• Information you give us orally; and

• Information about your transactions with us or others.

We do not disclose any non-public personal information about our shareholders or former shareholders without the shareholder’s authorization, except as permitted by law or in response to inquiries from governmental authorities. We may share information with affiliated parties and unaffiliated third parties with whom we have contracts for servicing the Fund. We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibility. We maintain physical, electronic and procedural safeguards to protect your non-public personal information and require third parties to treat your non-public information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared by those entities with unaffiliated third parties.

(This Page Intentionally Left Blank.)

Investment Advisor
Tygh Capital Management, Inc.
1211 SW Fifth Avenue, Suite 2100
Portland, Oregon  97204

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
Two Liberty Place
50 South 16th Street, Suite 2900
Philadelphia, Pennsylvania  19102-2529

Legal Counsel
Schiff Hardin LLP
666 Fifth Avenue, Suite 1700
New York, New York 10103

Custodian
U.S. Bank N.A.
Custody Operations
1555 North RiverCenter Drive, Suite 302
Milwaukee, Wisconsin  53212

Transfer Agent, Fund Accountant
and Fund Administrator
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, Wisconsin  53202
1-800-536-3230

Distributor
Quasar Distributors, LLC
777 East Wisconsin Avenue, 6th Floor
Milwaukee, Wisconsin  53202

TCM Small Cap Growth Fund
Symbol – TCMSX
CUSIP – 742935455

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees of the Trust has determined that there is at least one audit committee financial expert serving on its audit committee. Ms. Dorothy A. Berry and Messrs. Wallace L. Cook, Carl A. Froebel, Eric W. Falkeis and Steven J. Paggioli are each an “audit committee financial expert” and are considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  There were no “Other services” provided by the principal accountant.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

TCM Small Cap Growth Fund

	FYE 9/30/2018	FYE 9/30/2017
Audit Fees	$23,800	$23,800
Audit-Related Fees	N/A	N/A
Tax Fees	$2,700	$2,700
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre‑approve all audit and non‑audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Tait Weller & Baker LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

TCM Small Cap Growth Fund

Non-Audit Related Fees	FYE 9/30/2018	FYE 9/30/2017
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full‑time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

TCM Small Cap Growth Fund

Non-Audit Related Fees	FYE 9/30/2018	FYE 9/30/2017
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Schedule of Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s Principal Executive Officer and Principal Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant. There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certification pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Professionally Managed Portfolios

By (Signature and Title)      /s/Elaine E. Richards
Elaine E. Richards, President/Principal Executive Officer

Date    December 6, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*    /s/Elaine E. Richards
Elaine E. Richards, President/Principal Executive Officer

Date    December 6, 2018

By (Signature and Title)*    /s/Aaron J. Perkovich
Aaron J. Perkovich, Treasurer/Principal Financial Officer

Date    December 6, 2018

* Print the name and title of each signing officer under his or her signature.